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
Variable Annuity Application
----------------------------
Genworth Life and Annuity Insurance Company                          Annuity Name: Personal Income Design Variable Annuity
                                                                                   -----------------------------------------------

==================================================================================================================================
1. Owner (Name or name of trust)
==================================================================================================================================
(Last, First, M.)                                                       Social Security no./TIN            Gender
                                                                                                           [ ] M  [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Address                                                 Trustee Name                   Telephone no.

----------------------------------------------------------------------------------------------------------------------------------
City                                                        State       Zip code       Date of birth or trust date (mm-dd-yyyy)

----------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                     Social Security no./TIN            Gender
                                                                                                           [ ] M  [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Address          Same as Owner [ ]                                                     Telephone no.

----------------------------------------------------------------------------------------------------------------------------------
City                                                        State       Zip code       Date of birth (mm-dd-yyyy)

==================================================================================================================================
2. Annuitant (if other than Owner)
==================================================================================================================================
(Last, First, M.)                                                       Social Security no./TIN            Gender
                                                                                                           [ ] M  [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Address                                                                                Telephone no.

----------------------------------------------------------------------------------------------------------------------------------
City                                                        State       Zip code       Date of birth (mm-dd-yyyy)

----------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)                      Social Security no./TIN            Gender
                                                                                                           [ ] M   [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Address                                                                                Telephone no.

----------------------------------------------------------------------------------------------------------------------------------
City                                                        State       Zip code       Date of birth (mm-dd-yyyy)

==================================================================================================================================
3. Beneficiary (Name or name of trust)
==================================================================================================================================
Primary Beneficiary: (Last, First, M.)                                  Trustee Name                       Allocated
                                                                                                                                 %
----------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy) Relationship to the Owner      Social Security no./TIN (if known) Gender
                                                                                                           [ ] M   [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary:      Name (Last, First, M.)                                    Allocated           [ ] Primary
                                                                                                       %   [ ] Contingent
----------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy) Relationship to the Owner      Social Security no./TIN (if known) Gender
                                                                                                           [ ] M   [ ] F
----------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]
==================================================================================================================================
4. Plan Information
==================================================================================================================================
Purchase Payment: Minimum Purchase Payment: $10,000 ($5,000 for an IRA)
Total Amount Submitted                                      Estimated Purchase Payment for
with Application: $ ___________________________________     1035 Exchange(s) or Transfer(s) $ ____________________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.
   [ ] Non-Qualified
----------------------------------------------------------------------------------------------------------------------------------
   [ ] Qualified                                                               * Does not apply to reinvested SEP amounts. Your
-----------------------                                                          SEP is an IRA. Check applicable Transfer, Rollover
                                                        Profit      Other        or Conversion circle in the IRA Section.
Contract           SEP   Roth  TSA/403(b)              Sharing/   Qualified   ** Investment Only
Types        IRA   IRA*  IRA    Annuity    Pension**   401(k)**     Plan
----------------------------------------------------------------------------------------------------------------------------------
Source of                                                                    New Contribution for Tax Year ___________
Purchase     [ ]   [ ]   [ ]                                                  Recharacterization: [ ] Yes  [ ] No
Payment:     [ ]         [ ]      [ ]        [ ]         [ ]         [ ]     Direct Transfer
(Select      [ ]         [ ]      [ ]        [ ]         [ ]         [ ]     Customer Rollover
 One)                                                                        Direct Rollover From  [ ] 401(a)  [ ] Gov't 457 Plan
             [ ]                  [ ]        [ ]         [ ]         [ ]      [ ] 401(k)  [ ] TSA/403(b)  [ ] Other___________
             [ ]         [ ]                                                 Conversion/Reconversion
             [ ]         [ ]      [ ]        [ ]         [ ]         [ ]     Other ______________________________________
----------------------------------------------------------------------------------------------------------------------------------
==================================================================================================================================

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
                                                           Options below are available for Personal Income Design Variable Annuity
==================================================================================================================================
5. Optional Benefits
==================================================================================================================================
See prospectus for age restrictions. May not be available in all states or markets. May not be available with all riders.
Death Benefits: (Only one may be selected)
   [ ] Annual Step-up         [ ] Earnings Protector Rider (EPR)     [ ] EPR + 5% Roll-up
   [ ] 5% Roll-up             [ ] EPR + Annual Step-up               [ ] EPR + Greater of Annual Step-up and 5% Roll-up
   ---------------------------------------------------------------------------------------------------------------------------
Living Benefits: (Only one of the four living benefit riders may be selected)

                Guaranteed Withdrawal             Lifetime Income Plus            Payment Optimizer Plus
                Advantage                         (Guaranteed Minimum             (Payment Protection with
                (Guaranteed Minimum               Withdrawal Benefit for          Commutation Immediate and
                Withdrawal Benefit Rider)         Life Rider)                     Deferred Variable Annuity Rider)

              Choose Your Investment and Rebalancing Strategy by selecting ONE of the following: Option 1 or Option 2
                                                     DO NOT COMPLETE SECTION 9

OPTION 1                                                                        OPTION 2

Select one or more Designated Subaccounts, allocations must total 100%.         [ ] 100% Asset Allocation Model C - Moderate

Use whole percentages only.

   [ ]_____% allocated to Fidelity VIP Balanced Portfolio - Service Class 2
   [ ]_____% allocated to Franklin Income Securities Fund - Class 2 Shares
   [ ]_____% allocated to GE Investments Funds, Inc. - Total Return Fund - Class 3 Shares
   [ ]_____% allocated to Janus Aspen Series - Balanced Portfolio - Service Shares
   [ ]_____% allocated to LeggMason Partners Variable Total Return Portfolio - Class II
   [ ]_____% allocated to Mercury Global Allocation V.I. Fund - Class III Shares
   [ ]_____% allocated to MFS(R) Total Return Series - Service Class Shares
   [ ]_____% allocated to Oppenheimer Balanced Fund/VA - Service Shares
      _____Total (must = 100%)

[ ] Guaranteed Income Advantage            Confirmation Number (optional) _____________________________
    (Guaranteed Income Rider)              Asset Allocation Models not available with this rider.

   Create an income stream ("segment") by selecting ONE of these three options:

[ ] Fully Fund Your Guarantee*             [ ] Systematically Fund Your Guarantee     [ ] Combination - Lump Sum and Systematic
    Invest a lump sum of $___________ in       Transfer $___________ per month            Transfers*
    the GIS Subaccount to fully fund my        (minimum of $100) to the GIS               Invest a lump sum of $___________ in
    systematic transfers of $___________       Subaccount until income begins in          the GIS Subaccount to partially fund
    (minimum of $100). This may be all or      _____ years (at least 10).                 my guarantee.
    a portion of your purchase payment.
                                               Income will be received for life with      Once the lump sum is exhausted,
    Begin Income in _____Years (at least       _____ period certain (10 year              continue to fund my guarantee through
    10)                                        minimum, 5 year increments only; if        systematic transfers of $___________
                                               no option chosen, life with 10 year        per month (minimum of $100) to the
    Income will be received for life with      period certain)                            GIS Subaccount until income begins in
    _____ period certain (10 year                                                         _____ years (at least 10).
    minimum, 5 year increments only; if
    no option chosen, life with 10 year                                                   Income will be received for life with
    period certain)                                                                       _____ period certain (10 year
                                                                                          minimum, 5 year increments only; if
                                                                                          no option chosen, life with 10 year
* Please Note: The option to fund your guarantee fully or in combination may not          period certain)
be available in all states or markets. Any remaining lump sum amount will be invested in the available investment options per your instructions in Section 9.

==================================================================================================================================

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         Options below are available for Personal Income Design Variable Annuity

6. Fraud and Disclosure Statements

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

7. Owner Signature(s) PLEASE READ CAREFULLY

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or
   annuity contract(s)?                                         [ ] Yes  [ ] No
2. Will the proposed annuity replace and/or change any
   existing annuity or insurance contracts?                     [ ] Yes  [ ] No
(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.
The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

---------------------------------------------------------------------------------------------------------------------------
..  Owner (Trustee to sign if Owner is a Trust)                      State in which           Date of signature (mm-dd-yyyy)
                                                                    application signed
---------------------------------------------------------------------------------------------------------------------------
..  Annuitant (required if other than Owner)                         State in which           Date of signature (mm-dd-yyyy)
                                                                    application signed
---------------------------------------------------------------------------------------------------------------------------
..  Joint Owner/Annuitant                                            State in which           Date of signature (mm-dd-yyyy)
                                                                    application signed
---------------------------------------------------------------------------------------------------------------------------

8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Does the applicant have any existing life insurance policy(ies)
 or annuity contract(s)?                                         [ ] Yes  [ ] No
Do you have reason to believe that the proposed annuity will
 replace any existing annuity or insurance contract(s)?          [ ] Yes  [ ] No
(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

---------------------------------------------------------------------------------------------------------------------------
Representative Name*                                                              Social Security No./TIN
                                                                                  (In FL License ID No. required)
---------------------------------------------------------------------------------------------------------------------------
Broker/Dealer or Firm Name                    Client Account No.                  Email Address

---------------------------------------------------------------------------------------------------------------------------
Address                                       City                                State                   Zip Code

---------------------------------------------------------------------------------------------------------------------------
Telephone No.                                 Fax No.                             Commission Option:
                                                                                  T L
---------------------------------------------------------------------------------------------------------------------------
..  Representative
..  Signature
---------------------------------------------------------------------------------------------------------------------------

* Use a separate sheet to list additional representatives. Please provide all information listed above including commission split percentages. Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

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
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                                                           Options below are available for Personal Income Design Variable Annuity

9. Purchase Payment Allocation

If you've elected one of these three living benefit riders (Guaranteed Withdrawal Advantage, Lifetime Income Plus or Payment
Optimizer Plus), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model (100% allocation.)

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):

If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

----------------------------------------------------------------------------------------------------------------------------------
  [ ] 100% Model A          [ ] 100% Model B          [ ] 100% Model C          [ ] 100% Model D          [ ] 100% Model E
      Conservative              Moderately                Moderate                  Moderately                Aggressive
                                Conservative                                        Aggressive
----------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds                Federated Insurance Series                  MFS(R) Variable Insurance Trust
(A I M Advisors, Inc.)                      (Federated Investment Management Co.)       (Massachusetts Financial Services Company)
_____% AIM V.I. Basic Value Fund - Ser      _____% Federated High Income Bond Fund      _____% MFS(R) Investors Growth Stock Series
       II Shrs                                     II - Svc Shrs                               - Svc Class Shrs
_____% AIM V.I. Capital Appreciation        (Federated Equity Management Company of     _____% MFS(R) Investors Trust Series -
       Fund - Ser I Shrs                    Pennsylvania)                                      Svc Class Shrs
_____% AIM V.I. Core Equity Fund - Ser I    _____% Federated Kaufmann Fund II - Svc     _____% MFS(R) Total Return Series - Svc
       Shrs                                        Shrs                                        Class Shrs
_____% AIM V.I. International Growth                                                    _____% MFS(R) Utilities Series - Svc Class
       Fund - Ser II Shrs                   Fidelity Variable Insurance Products Fund          Shrs
                                            (VIP)
AllianceBernstein Variable Products         (Fidelity Management & Research             Oppenheimer Variable Account Funds
Series Fund, Inc.                           Company)                                    (OppenheimerFunds, Inc.)
(Alliance Capital Management, L.P.)         _____% VIP Balanced Portfolio - Svc         _____% Oppenheimer Balanced Fund/VA - Svc
_____% AllianceBernstein Global                    Class 2                                     Shrs
       Technology Portfolio - Class B       _____% VIP Contrafund(R)Portfolio - Svc     _____% Oppenheimer Capital Appreciation
_____% AllianceBernstein Growth and                Class 2                                     Fund/VA - Svc Shrs
       Income Portfolio - Class B           _____% VIP Dynamic Capital Appreciation     _____% Oppenheimer Global Securities
_____% AllianceBernstein International             Portfolio - Svc Class 2                     Fund/VA - Svc Shrs
       Value Portfolio - Class B            _____% VIP Equity-Income Portfolio - Svc    _____% Oppenheimer Main Street Fund/VA -
_____% AllianceBernstein Large Cap Growth          Class 2                                     Svc Shrs
       Portfolio - Class B                  _____% VIP Growth Portfolio - Svc Class 2   _____% Oppenheimer Main Street Small Cap
_____% AllianceBernstein Small Cap Growth   _____% VIP Growth & Income Portfolio -             Fund/VA - Svc Shrs
       Portfolio - Class B                         Svc Class 2                          _____% Oppenheimer MidCap Fund/VA - Svc
                                            _____% VIP Mid Cap Portfolio - Svc Class 2         Shrs
American Century Variable Portfolios II,    _____% VIP Value Strategies Portfolio -
Inc.                                               Svc Class 2                          PIMCO Variable Insurance Trust
(American Century Investment Management,                                                (Pacific Investment Management Company LLC)
Inc.)                                       Franklin Templeton Variable Insurance       _____% All Asset Portfolio - Adv Class
_____% VP Inflation Protection Fund -       Products Trust                                     Shrs
       Class II                             (Franklin Advisers, Inc.)                   _____% High Yield Portfolio - Adm Class
                                            _____% Franklin Income Securities Fund -           Shrs
Columbia Funds Variable Insurance Trust I          Class 2 Shrs                         _____% Long-Term U.S. Government Portfolio
(Columbia Management Advisors, LLC)         (Franklin Mutual Advisers, LLC)                    - Adm Class Shrs
_____% Columbia Marsico Growth Fund,        _____% Mutual Shares Securities Fund -      _____% Low Duration Portfolio - Adm Class
       Variable Series                             Class 2 Shrs                                Shrs
_____% Columbia Marsico International       (Templeton Global Advisors Limited)         _____% Total Return Portfolio - Adm Class
       Opportunities Fund, Variable         _____% Templeton Growth Securities Fund -          Shrs
       Series                                      Class 2 Shrs
                                                                                        The Prudential Series Fund
Eaton Vance Variable Trust                  GE Investments Funds, Inc.                  (Prudential Investments LLC)
(Eaton Vance Management)                    (GE Asset Management Incorporated)          _____% Jennison Portfolio - Class II
_____% VT Floating-Rate Income Fund         _____% Income Fund                          _____% Jennison 20/20 Focus Portfolio -
(OrbiMed Advisors, LLC)                     _____% Mid-Cap Equity Fund                         Class II
_____% VT Worldwide Health Sciences Fund    _____% Money Market Fund                    _____% Natural Resources Portfolio -
                                            _____% Premier Growth Equity Fund                  Class II
Evergreen Variable Annuity Trust            _____% Real Estate Securities Fund
(Evergreen Investment Management Company,   _____% S&P 500(R)Index Fund*                Van Kampen Life Investment Trust
LLC)                                        _____% Small-Cap Equity Fund                (Van Kampen Asset Management Inc.)
_____% Evergreen VA Omega Fund - Class 2    _____% Total Return Fund - Class 3 Shrs     _____% Comstock Portfolio - Class II Shrs
                                            _____% U.S. Equity Fund                     _____% Emerging Growth Portfolio - Class
FAM Variable Series Funds, Inc.             _____% Value Equity Fund                           II Shrs
(Merrill Lynch Investment Managers, L.P.
dba Mercury Advisors)                       Janus Aspen Series                          Genworth Life & Annuity Guarantee Account
_____% Mercury Basic Value V.I. Fund -      (Janus Capital Management LLC)              Limited to 25% of purchase payment.
       Class III Shrs                       _____% Balanced Portfolio - Svc Shrs        _____% 1 yr guarantee period
_____% Mercury Global Allocation V.I.       _____% Forty Portfolio - Svc Shrs           _____% 6 yr guarantee period
       Fund - Class III Shrs
_____% Mercury Large Cap Growth V.I.        Legg Mason Partners Variable Portfolios     Enhanced Rate Guarantee Account
       Fund - Class III Shrs                I, Inc.                                     DCA instructions are required, please
_____% Mercury Value Opportunities V.I.     (Salomon Brothers Asset Management Inc)     complete form 15351A.
       Fund - Class III Shrs                _____% Legg Mason Partners Variable All     _____% 12 Month
                                                   Cap Portfolio - Class II             _____% 6 Month
*"S&P 500" is a trademark of the            _____% Legg Mason Partners Variable         Interest Sweep [ ] Yes  [ ] No
McGraw-Hill Companies, Inc. and has been           Total Return Portfolio - Class II    Will be transferred Quarterly unless
licensed for use by GE Asset Management                                                 another interval is indicated.
Incorporated. The S&P 500 Index Fund is     Legg Mason Partners Variable Portfolios II
not sponsored, endorsed, sold or            (Salomon Brothers Asset Management Inc)     [ ] Monthly [ ] Semi-Annually [ ] Annually
promoted by Standard & Poor's and           _____% Legg Mason Partners Variable
Standard & Poor's makes no                         Aggressive Growth Fund - Class II
representation regarding the
advisability of investing in the
portfolio.

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         Options below are available for Personal Income Design Variable Annuity

10. Allocation Transfer Authorization

                    I/we authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the
                    representative listed on the application. I/we understand
                    that I must specifically authorize my representative to make each transaction, unless I have granted my representative
                    discretionary authority in writing. Transactions are
                    authorized to be made by telephone or any other means
                    permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent
-----------------   transactions if it follows reasonable procedures described
Owner(s) initials   in the prospectus.

--------------------------------------------------------------------------------
..  Owner's             Owner's name (Last, First, M.)    Social Security no.
   Signature
--------------------------------------------------------------------------------

11. Mailing Instructions

Regular Mail - Genworth Life and Annuity Insurance Company . [P.O. Box 85093 .. Richmond, VA 23285-5093]

For Inquiries and/or Questions - Internet: [genworth.com . Toll free: 800 352.9910]

Overnight Delivery - Genworth Life and Annuity Insurance Company . [6610 West Broad Street . Richmond, VA 23230-1702]

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Application Disclosure

If you have elected an Asset Allocation Model or one of the following rider options - Guaranteed Withdrawal Advantage, Lifetime Income Plus or Payment Optimizer Plus - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with Genworth Financial Asset Management
     (GFAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GFAM's advisory brochure, which provides additional information about GFAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life & Annuity in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life & Annuity for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life & Annuity is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GFAM, I will grant GFAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life & Annuity to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GFAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GFAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Guaranteed Withdrawal Advantage, Payment Optimizer Plus or Lifetime Income Plus, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life & Annuity be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life & Annuity may cease making the Asset Allocation Program available at any time. Genworth Life & Annuity has no contractual obligation to continue the program.

                                       To order use stock no => 35204RJ 07/31/06